Exhibit 99.1

First Industrial Realty Trust Appoints
Frank E. Schmitz to Board of Directors

Announces $250 Million Share Repurchase Authorization,
Plans Series of Market Tours for Investors/Analysts in 2026

CHICAGO, March 16, 2026 – First Industrial Realty Trust, Inc. (NYSE: FR), a leading fully integrated owner, operator and developer of logistics real estate, today announced that Frank E. Schmitz will be appointed to the First Industrial Board of Directors, effective June 1, 2026. Following his appointment, the Board will comprise seven directors, six of whom will be independent.
“We look forward to welcoming Frank to our Board of Directors,” said Matthew S. Dominski, Chairman of the Board of Directors of First Industrial. “He brings decades of global real estate investment and capital markets experience, as well as deep relationships across the institutional investor community. Frank’s insights into capital formation, portfolio strategy and investment trends will be invaluable as we continue capitalizing on the significant opportunities in our portfolio and development pipeline to drive further cash flow growth and value for First Industrial stockholders.”
“It will be a privilege to join the First Industrial Board,” said Frank Schmitz. “The Company has built a strong reputation as a leader in industrial real estate, supported by a disciplined strategy and a demonstrated history of value creation, as evidenced by the Company’s proven track record of delivering superior returns for investors. I look forward to working with the other members of the Board and management team to support the Company’s continued success.”
Mr. Schmitz is a veteran real estate investment and capital advisory executive with nearly four decades of global experience spanning lending, investment, development, capital markets and cross-border capital flows. Mr. Schmitz currently serves as a Senior Advisor at PJT Partners, where he works with real estate investment management firms worldwide. He co-founded Park Hill Real Estate Group in 2005, which became part of PJT Partners in 2015. As a part of PJT Park Hill, the business has expanded globally and advised on some of the most consequential fundraises, private placements, joint ventures, and strategic transactions.

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Prior to founding Park Hill, Mr. Schmitz was a Managing Director and the Head of Real Estate Equity at Principal Real Estate Investors. In that role, he oversaw Principal’s $12 billion real estate equity group and was responsible for portfolio strategy and investment management for private and public market clients. Mr. Schmitz previously served as Principal’s Director of Institutional Marketing, specializing in real estate business development for the western United States. Before joining Principal, Mr. Schmitz was with FCLS Investors Group of Chicago, a predecessor organization of CenterPoint Properties which specialized in industrial real estate. He began his career at Northern Trust Bank of Chicago as a commercial real estate lending officer.
Mr. Schmitz currently serves on the board of Hubbell Realty Company, a family-owned real estate development and investment firm based in Des Moines, Iowa. He received a BA in Economics and Political Science from Northwestern University and an MBA from the University of Chicago Booth School of Business.
New $250 Million Share Repurchase Authorization
The Board has authorized a new share repurchase program under which the Company may repurchase up to $250 million of common stock. The new program is a complimentary component of our disciplined capital allocation strategy as we aim to continue to enhance value for shareholders. Instituting this new program also reflects our confidence in the strength of our portfolio and financial position.
The Company intends to make any repurchases on an opportunistic basis with decisions regarding the amount and the timing of repurchases based on market conditions at the time, First Industrial’s share price, and other strategic investment opportunities available to the Company as well as other factors. The repurchase authorization does not have an expiration date and may be amended, suspended, or discontinued by the company’s Board of Directors at any time.
Market Tours for Investors/Analysts in 2026
First Industrial also announced that it is planning to host a series of market tours for investors and analysts during 2026. Additional details will be announced as available.
About First Industrial Realty Trust, Inc.
First Industrial Realty Trust, Inc. (NYSE: FR) is a leading U.S.-only owner, operator, developer and acquirer of logistics properties. Through our fully integrated operating and investing platform, we provide high quality facilities and industry-leading customer service to multinational corporations and regional firms that are essential for their supply chains. In total, we own and have under development approximately 71.6 million square feet of industrial space concentrated in 15 target MSAs as of December 31, 2025. For more information, please visit us at www.firstindustrial.com.

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Forward-Looking Statements
This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"). We intend for such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on certain assumptions and describe our future plans, strategies and expectations, and are generally identifiable by use of the words "believe," "expect," "plan," "intend," "anticipate," "estimate," "project," "seek," "target," "potential," "focus," "may," "will," "should" or similar words. Although we believe the expectations reflected in forward-looking statements are based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that results will not materially differ. Factors that could have a materially adverse effect on our operations and future prospects include, but are not limited to: changes in national, international, regional and local economic conditions generally and real estate markets specifically, including impacts and uncertainties arising from trade disputes and tariffs on goods imported to or exported from the United States; changes in legislation/regulation (including laws governing the taxation of real estate investment trusts) and actions of regulatory authorities; our ability to qualify and maintain our status as a real estate investment trust; the availability, cost and attractiveness of financing (including both public and private capital), increases in or prolonged periods of elevated interest rates, and our ability to raise equity capital on attractive terms; the availability and attractiveness of terms of debt repurchases; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; changes in the competitive environment in which we operate, including changes in supply, demand and valuation of industrial properties and land in our current and potential markets; our ability to identify, acquire, develop and/or manage properties on favorable terms; our ability to dispose of properties on favorable terms; our ability to successfully integrate acquired properties; potential liability relating to environmental matters; defaults on or non-renewal of leases by our tenants; decreases in rental rates or increases in vacancy rates; higher-than-expected real estate construction costs and delays in development or lease-up timelines; uncertainty and economic impacts of pandemics, epidemics or other public health emergencies or fear of such events; risks associated with cybersecurity breaches, cyberattacks, intrusions or other significant disruptions of our information technology networks or systems; potential natural disasters and other catastrophic events, including acts of war or terrorism; insufficient or unavailable insurance coverage; technological developments, particularly those affecting supply chains and logistics; litigation risks, including costs associated with prosecuting or defending claims and potential adverse outcomes; risks associated with our investments in joint ventures, including our lack of sole decision-making authority; and other risks and uncertainties described in Item A, "Risk Factors" and elsewhere in our annual report, on Form 10-K for the year ended December 31, 2025, as well as those risks and uncertainties discussed from time to time in our other Exchange Act reports and public filings with the Securities and Exchange Commission (the “SEC”). We caution you not to place undue reliance on forward-looking statements, which reflect our outlook only and speak only as of the date of this press release or the dates indicated in the statements. We assume no obligation to update or supplement forward-looking statements except as may be required by law. For further information on these and other factors that could impact us and the statements contained herein, reference should be made to our filings with the SEC.

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Additional Information
On February 27, 2026, First Industrial Realty Trust, Inc. (“First Industrial”) filed a preliminary proxy statement on Schedule 14A (the “Proxy Statement”) and accompanying WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) and its solicitation of proxies for First Industrial’s director nominees and for other matters to be voted on. The Proxy Statement is in preliminary form and First Industrial intends to file and mail to shareholders of record entitled to vote at the Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. First Industrial may also file other relevant documents with the SEC regarding its solicitation of proxies for the 2026 Annual Meeting. This communication is not a substitute for any proxy statement or other document that First Industrial has filed or may file with the SEC in connection with any solicitation by First Industrial. FIRST INDUSTRIAL STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain copies of the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents (including the WHITE proxy card) as and when filed by First Industrial with the SEC without charge from the SEC’s website at www.sec.gov. Copies of the documents filed by First Industrial with the SEC also may be obtained free of charge at First Industrial’s investor relations website at https://investor.firstindustrial.com or upon written request sent to First Industrial Realty Trust, Inc., One North Wacker Drive, Suite 4200, Chicago, Illinois 60606, Attention: Investor Relations
Certain Information Regarding Participants
First Industrial, its directors, certain of its executive officers and employees may be deemed to be participants in connection with the solicitation of proxies from First Industrial stockholders in connection with the matters to be considered at the 2026 Annual Meeting. Information regarding the names of such directors and executive officers and their respective interests in First Industrial, by securities holdings or otherwise, is available in the Proxy Statement, which was filed with the SEC on February 27, 2026, and will be included in First Industrial’s definitive proxy statement, once available, including in the sections captioned “Security Ownership of Management and Certain Beneficial Owners,” and “Exhibit A: Additional Information Regarding Participants in the Solicitation.” To the extent that First Industrial’s directors and executive officers who may be deemed to be participants in the solicitation have acquired or disposed of securities holdings since the applicable “as of” date disclosed in the Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Beneficial Ownership of Securities on Form 4 or Initial Statements of Beneficial Ownership of Securities on Form 3 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.
Contact: Art Harmon
Senior Vice President, Investor Relations and Marketing
(312) 344-4320